UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Treace Medical Concepts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 2, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Treace Medical Concepts, Inc., a Delaware corporation ("TMCI" or the "Company"), to be held virtually on Tuesday, May 21, 2024, at 11:00 a.m., Eastern Time. This year’s annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2024.

We are furnishing proxy materials to our stockholders over the internet. You may read, print and download our 2023 annual report to stockholders on Form 10-K and our proxy statement at http://materials.proxyvote.com/89455T. On or about April 2, 2024, we will begin mailing our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet.

You may vote your shares before the annual meeting by regular mail, telephone or online, or you may vote online during the annual meeting.

The annual meeting is being held so that stockholders may vote on the following matters:

1.
The election of three Class III directors to serve for a three-year term of office expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.
An advisory vote on the compensation of our named executive officers;
3.
An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;
4.
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5.
The transaction of such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

On behalf of the board of directors, the officers and employees of TMCI, I would like to take this opportunity to thank our stockholders for their continued support of TMCI. We look forward to seeing you at the annual meeting.

Sincerely,
John T. Treace Chief Executive Officer, Director and Founder

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY given that the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Treace Medical Concepts, Inc., a Delaware corporation (the "Company"), will be held by means of a virtual webcast at 11:00 a.m., Eastern Time, on Tuesday, May 21, 2024 for the following purposes:

1.
To elect three Class III directors to serve for a three-year term of office expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers;
3.
To approve, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of our named executive officers;
4.
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are more fully described in the proxy statement following this Notice.

The board of directors of the Company recommends that you vote "FOR" the election of all three nominees to serve as Class III directors of the Company, "FOR" the advisory approval of the compensation of our named executive officers, "FOR" the every year ("1 Year" on the proxy card) choice as to the frequency of future advisory votes on the compensation of our named executive officers, and "FOR" the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024.

The board of directors has fixed the close of business on March 25, 2024, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE "QUESTIONS AND ANSWERS" SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors,

Scot M. Elder Chief Legal and Compliance Officer, Corporate Secretary

April 2, 2024

YOUR VOTE IS IMPORTANT

Please vote via the internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 21, 2024 at 11:00 am ET via live webcast at www.virtualshareholdermeeting.com/TMCI2024.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended

 December 31, 2023 are available at http://materials.proxyvote.com/89455T.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2024

ABOUT THE MEETING

We have sent you this proxy statement and the enclosed proxy card because our board of directors (the "Board") is soliciting your proxy for the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Treace Medical Concepts, Inc., a Delaware corporation (the "Company", "TMCI", "we", "us" or "our") and at any adjournment or postponement of the meeting for the purposes described in this proxy statement and the accompanying Notice of 2024 Annual Meeting of Stockholders.

•
This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•
The proxy is the means by which you authorize another person to vote your shares in accordance with your instructions.

The Annual Meeting will occur on May 21, 2024 at 11:00 a.m., Eastern Time, in a virtual meeting via live webcast on the internet. If you held shares of our common stock as of the close of business on the record date, March 25, 2024 (the "Record Date"), you are invited to attend the meeting at www.virtualshareholdermeeting.com/TMCI2024 and vote on the proposals described in this proxy statement. There will be no physical meeting location.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of common stock held in their names, and we may reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

On or about April 2, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the "Internet Notice") to our stockholders. The Internet Notice provides instructions on how to access the proxy materials over the internet, including our proxy statement, Notice of 2024 Annual Meeting of Stockholders, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 ("2023 Annual Report"). The Internet Notice will also describe how to vote by mail, telephone or online and, if desired, how to receive a printed set of proxy materials. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the 2023 Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. You may obtain, free of charge, a copy of the 2023 Annual Report (excluding exhibits and documents incorporated by reference) by writing to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081 Attention: Corporate Secretary or by emailing us at legal@treace.net. Copies of exhibits will be provided upon request. The 2023 Annual Report is also available in the "Financials & Filings" section of our website at https://investors.treace.com.

Questions and Answers

about these Proxy Materials and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Under rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Internet Notice. The Internet Notice will instruct you as to how you may access and review the proxy materials on the internet and, if desired, how to request a printed set of proxy materials. In addition, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to conserve natural resources and reduce our costs of printing and delivering proxy materials, while providing a convenient method for stockholders to access the materials and vote.

To request that a full set of the proxy materials be sent to your specified postal address, you may use any of these three methods: (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call and follow the instructions provided. Please submit such request by May 7, 2024.

What does it mean if I receive more than one Notice?

If you receive more than one Internet Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Internet Notices to ensure that all your shares are voted.

What is the date, time and place of the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 21, 2024, beginning at 11:00 a.m., Eastern Time. We are pleased to announce that this year’s Annual Meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2024 and entering the 16-digit control number included in the Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. There will be no physical meeting location.

What am I voting on?

There are four matters scheduled for a vote at the Annual Meeting:

•
Proposal No. 1—To elect three Class III directors named in this proxy statement to serve for a three-year term of office expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified.
•
Proposal No. 2—To approve, on an advisory, non-binding basis, the compensation of our named executive officers;
•
Proposal No. 3—To approve, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of our named executive officers;
•
Proposal No. 4—To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

For Proposal No. 1, you may either vote "For" the nominee to the Board or you may "Withhold" your vote. For Proposal No. 2 and Proposal No. 4, you may vote "For" or "Against" or abstain from voting. For Proposal 3, the non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, you may vote "For" any of the following frequencies (or you may abstain from voting):

•
every third year ("3 Years" on the proxy card)
•
every other year ("2 Years" on the proxy card); or
•
every year ("1 Year" on the proxy card).

What if another matter is properly brought before the Annual Meeting?

If any other matters are properly brought before the Annual Meeting and you have properly submitted a proxy, the persons named in the accompanying proxy as proxy holders, Mark L. Hair and Scot M. Elder, will have the discretion to vote all proxies on such matters for you. As of the date of this proxy statement, the Board did not know of any other properly submitted business to be presented for consideration at the Annual Meeting. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates, if any, as may be nominated by the Board.

What are the Board's recommendations?

Our Board recommends that you vote

"FOR" the election of John K. Bakewell, Richard W. Mott and John T. Treace as Class III directors (Proposal No. 1);

"FOR" the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Proposal No. 2);

"FOR" the every year ("1 Year" on the proxy card) choice, on an advisory basis, as to the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 3); and

"FOR" the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4).

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on March 25, 2024, the Record Date for the Annual Meeting, are entitled to receive notice of, and to participate in and vote at, the Annual Meeting. As of the Record Date, there were 61,936,000 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Internet Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as "stockholders of record."

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and the Internet Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those common shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your broker, follow the instructions from your broker. Beneficial owners are also invited to attend the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

How can I vote my shares without attending the Annual Meeting?

You may submit a proxy by telephone, via the internet or by mail. The procedures for voting depend on whether you are the stockholder of record or a beneficial owner in which your common shares are held by a bank, broker or other nominee (referred as being held in "street name").

•
Submitting a Proxy by Telephone: If you are a stockholder of record, you can submit your proxy by dialing toll-free 1-800-690-6903 and following the recorded instructions. You will be asked to provide the company number and control number from the Internet Notice or proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on May 20, 2024 to be counted. If your shares are held in the name of a broker, bank or other nominee, follow the telephone voting instructions, if any, provided on your voting instruction card.
•
Submitting a Proxy via the Internet: You may submit your proxy or voting instructions over the internet by following the instructions on the proxy card or voting instruction form. Your vote must be received by 11:59 p.m., Eastern Time, on May 20, 2024 to be counted.
•
Submitting a Proxy by Mail: You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.

By casting your vote in any of the three ways listed above, you are authorizing the individuals named in the proxy to vote your shares in accordance with your instructions. All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting unless you submit your proxy card through a broker and your broker does not indicate a vote on a particular matter because your broker has not received voting instructions from you.

If you access the virtual Annual Meeting using your 16-digit control number, you may withdraw a prior proxy and vote online during the Annual Meeting if you so choose. For more information on how to revoke a proxy, see "Can I change my vote after submitting my proxy?"

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. If you hold your shares in a broker nominee and you wish to vote at the Annual Meeting, you must obtain your 16-digit control number to access the meeting as a stockholder.

How are votes counted?

Votes will be counted by the inspector of election, Broadridge Financial Solutions, Inc. ("Broadridge") appointed for the Annual Meeting, who will separately count as follows:

•
for Proposal No. 1, votes "For," "Withhold" and broker non-votes;
•
for Proposal No. 2, votes "For" and "Against," as well as abstentions and broker non-votes;
•
for Proposal No. 3, as to the frequency of future advisory votes on the compensation of our named executive officers, votes "3 Years" (every third year), "2 Years" (every other year), or "1 Year" (every year), as well as abstentions and broker non-votes; and
•
for Proposal No. 4, votes "For" and "Against," as well as abstentions.

If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a bank or broker, your bank or broker returns one proxy card to Broadridge on behalf of all its clients.

What constitutes a quorum?

The presence at the meeting, in person or by remote communication, or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, there were 61,936,000 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chairperson of the meeting or a majority in voting power of the stockholders entitled to vote at the meeting, present in person or by remote communication, or represented by proxy, may adjourn the Annual Meeting to another date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, via the internet, by mail or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as recommended by the Board.

If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on "routine" matters, but cannot vote on "non-routine" matters.

Proposal No. 4, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, is considered a routine matter. A broker, bank or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 4.

Proposal No. 1, the director election, and Proposals 2 and 3, the advisory matters, are considered non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that nominee will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, broker non-votes may exist in connection with Proposals No. 1, No. 2 and No. 3. Broker non-votes count for purposes of determining whether a quorum is present.

How many votes are needed to approve each proposal?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of "FOR" votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.
Proposal No. 2: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers	The majority of the votes cast.	Abstentions and broker non-votes will have no effect.
Proposal No. 3: Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.	The majority of the votes cast.(1)	Abstentions and broker non-votes will have no effect.
Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm.	The majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

(1) If no frequency receives the majority of votes cast, then we will consider the option receiving the highest number of votes cast by stockholders as the advisory vote of our stockholders.

Can I change my vote after submitting my proxy?

Yes. Proxies may be revoked at any time before they are exercised at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
Vote again on a later date by telephone or internet (only your last telephone or internet proxy will be counted) before 11:59 p.m., Eastern Time, on May 20, 2024;
•
Submit a properly signed proxy card with a later date that is received no later than May 20, 2024;
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Send a timely, written notice that you are revoking your proxy to our Corporate Secretary at 100 Palmetto Park Place, Ponte Vedra, FL 32081 that is received no later than May 20, 2024; or
•
Attending the Annual Meeting and voting online. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares held beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee following the instructions it has provided, or, if you have obtained a 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, by attending the Annual Meeting and voting online.

How can I attend the Annual Meeting online?

To join the Annual Meeting online, visit www.virtualshareholdermeeting.com/TMCI2024 and log in as a "stockholder" with your 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. See "What if I did not receive a 16-digit control number?" for more instructions.

When can I join the virtual Annual Meeting?

The meeting will begin promptly at 11:00 a.m., Eastern Time, on Tuesday, May 21, 2024. You may access the meeting platform beginning at 10:45 a.m., Eastern Time, and we encourage you to join in advance of the meeting start time to allow sufficient time to log in and confirm your connection and audio are working properly.

Can I ask questions during the virtual Annual Meeting?

Yes. If you are logged in as a "stockholder" at the virtual Annual Meeting, you will have an opportunity to submit questions live via the internet during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click "submit."

Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting as well as on the Investors section of our website before the meeting.

How do I vote during the virtual Annual Meeting?

You will have an opportunity to vote your shares electronically during a designated portion of the virtual Annual Meeting after logging in as a "stockholder" with your 16-digit control number at www.virtualshareholdermeeting.com/TMCI2024. Whether or not you plan to join the Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What if I lost my 16-digit control number?

You will be able to log into the virtual Annual Meeting as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/TMCI2024 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.

What if I did not receive a 16-digit control number?

If you are a beneficial owner of shares held in street name and did not receive a 16-digit control number on the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a "stockholder." Instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee. Without first obtaining your 16-digit control number and logging in as a "stockholder," you will still be able to attend the meeting by logging in as a guest, however, you will not be able to vote your shares or ask questions during the meeting.

What if I have technical difficulties?

On the meeting day, if you have trouble accessing the virtual meeting platform or encounter other technical difficulties with the platform before or during the meeting, please call the technical support number posted on the Annual Meeting login page at www.virtualshareholdermeeting.com/TMCI2024. Technical support information will also be available on www.virtualshareholdermeeting.com/TMCI2024 prior to the meeting day.

Will a list of stockholders be available for inspection prior to and during the meeting?

Yes. A list of stockholders will be available at our headquarters at 100 Palmetto Park Place, Ponte Vedra, FL 32081 for a period of ten days before the Annual Meeting for inspection by any stockholder. In addition, the list will be available for inspection online during the virtual Annual Meeting if you logged in as a "stockholder" with your 16-digit control number.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, will be borne by us. In addition to the use of mail, our directors, officers and regular employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries or stipends. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to disclose the final results.

When are stockholder proposals due for next year’s Annual Meeting?

Stockholders wishing to include proposals in the proxy materials in relation to our annual meeting of stockholders to be held in 2025 must submit the proposal in writing so that it is received by the Company on or before December 3, 2024. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to stockholders’ proposals and with the procedures set forth in our amended and restated bylaws (the "Bylaws"). Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2025 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Pursuant to the Bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy materials as described above, or to nominate a director, you must do so no earlier than January 21, 2025, and no later than February 20, 2025; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 21, 2025, a stockholder must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 22, 2025.

Implications of having been a "smaller reporting company."

We previously qualified as a "smaller reporting company," as defined in Rule 12b-2 under the Exchange Act, and have been permitted to rely, and have relied, on the reduced disclosure requirements available to smaller reporting companies. Our ability to rely on the reduced disclosure requirements available to smaller reporting companies will cease after the filing of this proxy statement. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTORS AND NOMINEES

The following table sets forth information, as of March 25, 2024, regarding our directors.

Name	Age	Title
James T. Treace(3)	78	Chairman of the Board and Director
John K. Bakewell(1)(3)	62	Director, Audit Committee Chair
Lance A. Berry(1)	51	Director
Lawrence W. Hamilton(1)(2)	66	Director, Compensation Committee Chair
Elizabeth S. Hanna(2)(3)	59	Director
Deepti Jain(1)(3)	56	Director, Nominating, Compliance and ESG Committee Chair
Jane E. Kiernan(2)	63	Director
Richard W. Mott(2)	65	Director
John T. Treace	52	Chief Executive Officer, Founder and Director

(1)
Member of the Audit Committee.
(2)
Member of the Compensation Committee.
(3)
Member of the Nominating, Compliance and ESG Committee.

Nominees for Election to a Three-Year Term Expiring at the 2027 Annual Meeting of Stockholders

John K. Bakewell has served as a member of our Board since November 2020. From January 2016 to November 2016, Mr. Bakewell served as the Chief Financial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a molecular diagnostics company. From June 2014 to December 2015, he served as Chief Financial Officer of Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company. Mr. Bakewell has also previously served at Interline Brands, Inc., RegionalCare Hospital Partners, Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ:LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. Mr. Bakewell has served as a member of the board of directors of Neuronetics, Inc. (NASDAQ: STIM), a medical technology company, since May 2020 and Xtant Medical Holdings, Inc. (NYSE MKT: XTNT), a medical device company, since February 2018. Mr. Bakewell also previously served as a member of the board of directors of Entellus Medical, Inc., now part of Stryker Corporation (NYSE: SYK), ev3 Inc., now part of Medtronic plc (NYSE: MDT) and Corindus Vascular Robotics, Inc., now a Siemens Healthineers company. Mr. Bakewell holds a BA in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive). We believe that Mr. Bakewell is qualified to serve on our Board due to his extensive financial and managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other medical technology companies.

Richard W. Mott has served as a member of our Board since March 2015. Mr. Mott has served as the Principal of Walkabout Consulting LLC, a management consulting and private equity firm, since January 2009. He served as the Chairman and Interim Chief Executive Officer of Endologix, LLC, a medical device company, from October 2020 through November 2021 and has served as chairman of its board since 2021. From March 2010 until August 2021, Mr. Mott was a Director and Owner of VFD Technologies, a private equity firm that invests in high performance materials and medical device manufacturing businesses. From September 2002 to November 2007, Mr. Mott served as President and Chief Executive Officer of Kyphon Inc., a global medical device company, including through its acquisition by Medtronic plc (NYSE: MDT). From 1993 to 2002, Mr. Mott held various management positions at Wilson Greatbatch Technologies, Inc. and Bristol-Myers Squibb Co. (NYSE: BMY). From May 2008 to December 2017, Mr. Mott served as chairman of the board of directors of Silk Road Medical, Inc. (NASDAQ: SILK), a medical device company. Mr. Mott currently serves on the board of various private companies, including the medical device companies Endologix, LLC, CeQur Corporation and Arsenal Medical, Inc. He holds a BS in Ceramic Engineering from Alfred University and is a graduate of Harvard University’s Advanced Management Program. We believe that Mr. Mott is qualified to serve on our Board due to his extensive experience leading medical device companies from the early stages of development to liquidity events.

John T. Treace founded Treace Medical Concepts in 2014 and has served as our Chief Executive Officer and a member of our Board since our inception. Before that, Mr. Treace served as Senior Vice President of U.S. Sales and Global Marketing from January 2010 to January 2013, as Vice President, Biologics and Extremities, from January 2003 to December 2009, as Senior Director of Biologics Marketing from July 2001 to June 2003, and as Senior Director of

Sales Administration from November 2000 to June 2001 for Wright Medical Group, Inc., a medical device company, which was acquired by Stryker Corporation (NYSE: SYK) in November 2020. Before that, Mr. Treace held positions at Xomed Surgical Products, Inc., including as Director of Marketing from June 1998 to September 2000 and as Senior Product Manager from April 1996 to June 1998. From July 2010 to July 2013, Mr. Treace served on the board of directors of ENTrigue Surgical, which was acquired by Arthrocare Corporation. Mr. Treace holds a BS in Finance from Seattle University. We believe Mr. Treace is qualified to serve on our Board due to his extensive knowledge as our Company’s founder and Chief Executive Officer, his prior commercial and general management experience with a market-leading, publicly traded foot and ankle medical device company and his prior experience as a board member for ENTrigue Surgical.

Class I Directors whose terms in office expire at the 2025 Annual Meeting of Stockholders

Lawrence W. Hamilton has served as a member of our Board since November 2020. Mr. Hamilton has served as an Executive Coach and Adjunct Faculty with the Center for Creative Leadership at Eckerd College since September 2008. From July 1993 to July 2006, Mr. Hamilton served in various roles at Tech Data Corporation, most recently as Senior Vice President, Human Resources. From 1991 to 1993, Mr. Hamilton served as Vice President of Human Resources and Administration at Linvatec. From 1985 to 1991, Mr. Hamilton served in a variety of human resource management positions at Bristol-Myers Squibb Company (NYSE: BMY). Mr. Hamilton has also previously served as a member of the board of directors of Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, and HomeBanc Mortgage (NYSE: HBMC). Mr. Hamilton holds a BA in Political Sciences from Fisk University, an MPA (Labor) Policy from the University of Alabama and an Ed.S. in Human Resources Development from George Washington University. Mr. Hamilton is a certified Senior Professional in Human Resources and holds the Certified Compensation Professional designation from the American Compensation Association and the Board Certified Coach credential from the College of Executive Coaching. We believe that Mr. Hamilton is qualified to serve on our Board due to his experience in managing employees, establishing compensation policies and guidelines and serving in board committee roles.

Deepti Jain has served as a member of our Board since October 2021. From January 2019 to December 2020, Ms. Jain served as the President of IngenioRx, Inc., a subsidiary of Anthem, Inc. (NYSE: ANTM). From 2014 to 2018, Ms. Jain served as Senior Vice President and Chief Operating Officer of Anthem Pharmacy Solutions, a division of Anthem, Inc. Ms. Jain served as Chief Financial Officer and Senior Vice President of Finance of the Health Plan Division of Medco Health Solutions Inc. from 2010 to 2012. Ms. Jain has served as a member of the board of directors, audit committee and compliance and reimbursement committee of Tactile Systems Technology, Inc. (NASDAQ: TCMD), a publicly traded medical device company, since January 2021. Ms. Jain holds a BA in Philosophy and Classical Music from Dayanand Anglo Vedic College, an MA in English Literature from Guru Nanak Dev University and an MBA from Zicklin School of Business at Baruch College. We believe that Ms. Jain is qualified to serve on our Board due to her experience in launching fast-growing businesses, including as a chief financial officer and chief operating officer, her expertise in the healthcare industry, and her service on the boards of other publicly traded medical device companies.

James T. Treace has served as the chairman of our Board since July 2014. Mr. Treace has served as the Founder and President of J&A Group, LLC, a privately funded medical device investment and consulting company, since October 2000. From November 1999 to October 2000, Mr. Treace served as President of Medtronic Xomed, a subsidiary of Medtronic plc (NYSE: MDT). From April 1996 to November 1999, Mr. Treace served as Chief Executive Officer, President and Chairman of the Board of Directors of Xomed Surgical Products, Inc. (NASDAQ: XOMD), until it was acquired by Medtronic plc. From July 1993 to April 1996, Mr. Treace co-founded and served as the Chief Executive Officer and Chairman of the Board at TreBay Medical Corp., an orthopaedic and microsurgical device company. From September 1981 to July 1990, he served as President and Chief Executive Officer of Concept, Inc. (NASDAQ: CCPT), now known as Conmed Linvatec (NYSE: CNMD) and from June 1966 to September 1981 as Executive Vice President of Richards Medical, now known as Smith & Nephew (NYSE: SNN). Mr. Treace previously served as Chairman of the Boards of Kyphon, Inc. (NASDAQ: KYPH), now part of Medtronic plc, Wright Medical Group, Inc. which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, and American Medical Systems, Inc. (NASDAQ: AMMD), now part of Endo Pharmaceuticals (NASDAQ: ENDP). We believe that James T. Treace is qualified to serve on our Board due to his experience as chief executive officer and chairman of the board of publicly traded and privately held medical device companies.

Class II Directors whose terms in office expire at the 2026 Annual Meeting of Stockholders.

Lance A. Berry has served as a member of our Board since October 2022. Since December 2023, he has served as Executive Vice President and Chief Financial Officer of Artivion (NYSE: AORT), a cardiac and vascular surgery company focused on aortic disease. From December 2002 until its acquisition by Stryker Corporation (NYSE: SYK) in November 2022, Mr. Berry worked for Wright Medical Group, Inc., joining in 2002 as Corporate Controller and being promoted to various roles culminating in the roles of Senior Vice President and Chief Financial Officer from December 2009 to January 2019 and Executive Vice President, Chief Financial and Operations Officer from January 2019 to November 2020. Before joining Wright Medical, he was an accountant in the auditing division of Arthur Andersen, LLP, from 1995 to 2002. He currently serves on the board of directors of Vapotherm Inc. (OTCQX: VAPO), a publicly traded developer and manufacturer of advanced respiratory technology. Mr. Berry is a Certified Public Accountant (inactive) and holds both a bachelor’s degree and a master’s degree in accounting from the University of Mississippi. We believe that Mr. Berry is qualified to serve on our Board due to his extensive financial and managerial experience as a senior financial executive of a publicly traded medical device company, as well as his experience serving on the board of directors of other medical technology companies.

Elizabeth "Betsy" S. Hanna has served as a member of our Board since October 2021. In March 2024, Ms. Hanna was appointed President of Cyted Health, Inc., a provider of genomic diagnostic tests for diseases of the esophagus. From March 2022 to September 2023, Ms. Hanna served as Executive Vice President and Chief Commercial Officer of Agendia, Inc., a provider of molecular diagnostic test solutions. She served as President and Chief Executive Officer and a board member of Clinical Genomics, Inc., a provider of cancer diagnostic solutions, from January 2019 to March 2022. From October 2018 until her promotion, she was Chief Commercial Officer of Clinical Genomics. From December 2014 to September 2018, she served as President and Chief Operating Officer of Origin, Inc., a clinical-stage biotech company. From 2006 to April 2014, Ms. Hanna held positions of increasing responsibility at Johnson & Johnson (NYSE: JNJ), including most recently as Vice President, Global Strategic Marketing – Acuvue Brand from October 2012 to April 2014. She also served as a member of the Global Management Board for J&J Vision Care from October 2012 to April 2014. Ms. Hanna holds a BS in Chemical Engineering from the University of Illinois and an MBA from Harvard Business School. We believe that Ms. Hanna is qualified to serve on our Board due to her experience at developing company strategies, operational plans, leadership teams, and performance management systems to commercialize innovative medical therapies, including as a chief executive officer.

Jane E. Kiernan has served as a member of our Board since October 2022. Ms. Kiernan has served as the Chief Executive Officer and a member of the board of directors of Surgimatix, Inc., a privately held medical device company, since February 2022, after having served as its Chief Business Officer from May 2020 until February 2022. In January 2018, Ms. Kiernan co-founded K2 Biotechnology Ventures, an organization engaged in developing and commercializing university and medical center innovations. From October 2010 to May 2017, Ms. Kiernan served as the Chief Executive Officer of Salter Labs Inc., a manufacturer of specialty respiratory and airway management medical devices. From 2000 to 2010, Ms. Kiernan held executive and general management positions with Baxter Healthcare Corporation (NYSE: BAX). She currently serves on the board of directors of Axonics, Inc. (NASDAQ: AXNX), a publicly traded medical technology company developing products for women with bladder and bowel dysfunction where she sits on the audit committee, and is chair of the compensation committee. She previously served on the board of directors of Salona Global Medical Device Corp (TSXV: SGMD), a publicly traded medical device company; Endologix, Inc. (OTC: ELGXQ), a publicly traded provider of minimally invasive treatments of aortic disorders; and American Medical Systems (NASDAQ: AMMD), a publicly traded life sciences company acquired by Endo Pharmaceuticals. Ms. Kiernan holds a BS in business from Southern Methodist University. We believe that Ms. Kiernan is qualified to serve on our Board due to her experience as an executive, including as a chief executive officer, leading medical device companies, as well as her experience serving on the board of directors of other medical technology companies.

FAMILY RELATIONSHIPS

Two members of our Board as of the date hereof, including our Chief Executive Officer, have a family relationship. John T. Treace, our Chief Executive Officer, is the nephew of our Chairman of the Board and director James T. Treace. There are no family relationships among any of our executive officers. Each of our executive officers serves at the discretion of our Board and holds office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal.

BOARD COMPOSITION

Director Independence

Our Board consists of nine members. Under the Nasdaq Global Market listing requirements (the "Listing Rules"), independent directors must comprise a majority of a listed company’s board of directors within a specified period of time after listing on the Nasdaq Stock Market. The Listing Rule's definition of an independent director includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in any of various types of business dealings with us.

As required by the Listing Rules, our Board has made a subjective determination as to the independence of each director and determined that directors Bakewell, Berry, Hamilton, Hanna, Jain, Kiernan and Mott, representing seven of our nine directors, are independent directors under the Listing Rules. James T. Treace is the uncle of our Chief Executive Officer. Our Board reviews the independence of each director at least annually. During these reviews, the Board considers transactions and relationships between each director, and his or her immediate family and affiliates, and our Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our Company, including its management.

We believe that a majority of our directors and the composition of our Board meets the requirements for independence under current Listing Rules and SEC requirements. As required by the Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. We intend to comply with any future governance requirements to the extent they become applicable to us.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation as currently in effect (our "Certificate of Incorporation"), our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election or until their earlier death, resignation or removal. Our directors are divided among the three classes as follows:

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Our Class I directors are Lawrence W. Hamilton, Deepti Jain and James T. Treace, and their terms will expire at our annual meeting of stockholders to be held in 2025;
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Our Class II directors are Lance A. Berry, Elizabeth S. Hanna and Jane E. Kiernan and their terms will expire at our annual meeting of stockholders to be held in 2026; and
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Subject to their election at the Annual Meeting and as further described in Proposal No. 1 below, our Class III directors will be John K. Bakewell, Richard W. Mott and John T. Treace, and their terms will expire at our annual meeting of stockholders to be held in 2027.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms, together with the requirement that stockholders may remove our directors only for cause with a two-thirds vote and the inability of stockholders to call special meetings, may have the effect of delaying or preventing a change in control or management of the Company.

MEETINGS OF OUR BOARD OF DIRECTORS AND COMMITTEES

Our Board held nine meetings during 2023 and acted by unanimous written consent six times. In 2023, the Audit Committee met four times and acted by unanimous written consent twice; the Compensation Committee met five times and acted by unanimous written consent three times; and the Nominating, Compliance and ESG Committee (the "NC & ESG Committee") met three times and acted by unanimous written consent once.

Each director attended at least 75% of the aggregate total number of meetings of the Board and the committees on which he or she served, held during the portion of 2023 for which he or she was a director or committee member. We encourage our directors to attend our annual meetings of stockholders. Ten of the eleven individuals who were directors at the time of our annual meeting held on May 23, 2023 attended the meeting.

BOARD COMMITTEES

Our Board has established a standing Audit Committee, Compensation Committee, and NC & ESG Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee has adopted a written charter that satisfies applicable requirements of the Listing Rules and SEC regulations. The charters are posted in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters.

This reference to our website address and all other references to our website in this proxy statement do not incorporate by reference into this proxy statement the information contained at or available through our website, and you should not consider it to be a part of this proxy statement. The inclusion of our website address in this proxy statement is an inactive textual reference only.

Audit Committee

The members of our Audit Committee are John K. Bakewell, Lance A. Berry, Lawrence W. Hamilton, and Deepti Jain. Mr. Bakewell serves as the chair of the Audit Committee. Thomas E. Timbie served on the Audit Committee through our 2023 annual meeting of stockholders when he retired from our Board. Our Board has determined that each member of the Audit Committee meets the heightened independence and experience requirements applicable to Audit Committee members under the Listing Rules and SEC regulations and that Mr. Bakewell and Mr. Berry each is an "audit committee financial expert" as defined under applicable rules of the SEC. Our Board has assessed whether all members of the Audit Committee meet the composition requirements of the Listing Rules, including the requirements regarding financial literacy and financial sophistication. Our Board found that each of the members of the Audit Committee has met the financial literacy and financial sophistication requirements under SEC regulations and the Listing Rules.

Our Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company, and as set forth in its charter, its primary responsibilities include:

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appointing, determining the engagement, approving the compensation of and assessing the qualifications and independence of our independent auditor;
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determining that the independent auditor has processes in place to address the rotation of partners serving our account as required by SEC auditor independence rules;
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reviewing and discussing with management and the independent auditor our annual and quarterly financial statements and related disclosures;
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preapproving the audit and non-audit fees due to and services to be performed by our independent auditor;
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reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
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discussing with management and the independent auditor management's process for assessing the adequacy and effectiveness of the Company's internal controls;
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discussing our policies with respect to risk assessment and risk management, including investment policies, insurance programs and cybersecurity;

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setting clear hiring policies for employees from our independent auditor;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission of complaints regarding questionable accounting or auditing matters;
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reviewing and approving all related party transactions on an ongoing basis;
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overseeing and discussing with management the Company's policies and controls relating to information technology, management information systems and cybersecurity;
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reviewing and discussing with management, the independent auditor, and the senior internal auditor the scope of and plans for internal audits;
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meeting separately with management, with the senior internal auditor, and with the independent auditor;
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being made aware of reports received through our ethics hotline related to accounting, internal accounting controls, fraud or auditing matters and having authority to investigate each matter as the Audit Committee deems appropriate;
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reporting regularly to the Board regarding the Audit Committee's activities;
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annually reviewing and reassessing the Audit Committee charter; and
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periodically performing an evaluation of the Audit Committee’s performance.

Report of the Audit Committee

The material in the report below is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of TMCI under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

Audit Committee Report to Stockholders

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

John K. Bakewell, Chair
Lance A. Berry Lawrence W. Hamilton
Deepti Jain

Compensation Committee

The members of our Compensation Committee are Lawrence W. Hamilton, Elizabeth S. Hanna, Jane E. Kiernan and Richard W. Mott. Mr. Hamilton serves as chair of the Compensation Committee. Each of the members of our Compensation Committee is independent as defined in the Listing Rules, is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act and is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Under its charter, the Compensation Committee’s responsibilities include:

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establishing and administering the annual incentive programs for the chief executive officer and other members of senior management;
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annually reviewing the compensation of our chief executive officer and our other executive officers and recommending to the independent members of our Board the compensation of our chief executive officer;
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reviewing and making recommendations to our Board with respect to director compensation; and
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overseeing and administering our equity incentive plans.

The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members.

From time to time, our Compensation Committee may use outside compensation consultants to assist it in analyzing our compensation programs and in determining appropriate levels of compensation and benefits. We have engaged Compensia, Inc., a compensation consulting firm to compensation committees ("Compensia"), to advise us on compensation philosophy when we became a publicly traded company, the selection of a group of peer companies to use for compensation benchmarking purposes, and cash and equity compensation levels for our directors, executives and other employees based on current market practices. Compensia reports directly to the Compensation Committee and does not provide any non-compensation related services to us. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Compensia addressed each of the six independence factors established by the SEC with the Compensation Committee. Its responses affirmed the independence of Compensia on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Compensia does not raise any conflict of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflict of interest.

Nominating, Compliance and ESG Committee

The members of our NC & ESG Committee are Deepti Jain, John K. Bakewell, Elizabeth S. Hanna, and James T. Treace. Ms. Jain serves as chair of the NC & ESG Committee. Messrs. Bakewell and Treace and Mss. Hanna and Jain each meet the independence requirements of the Listing Rules relating to NC & ESG Committee independence.

Under its charter, the NC & ESG Committee’s responsibilities include:

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identifying individuals qualified to become Board members and recommending to the Board the nominees for election to the Board at the next annual meeting of stockholders; provided, however, for so long as the NC & ESG Committee is not composed of all independent members, the independent members of the Board approve the nomination of directors;
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recommending to the Board for its approval directors to serve as members of each committee and the Chairperson of each committee;
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monitoring compliance with our code of business conduct and ethics;
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overseeing our policies and programs related to compliance with laws and regulations;
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reviewing hotline reports and compliance investigations (other than reports related to accounting, internal accounting controls, fraud or auditing matters), "whistleblower" reporting and non-retaliation policies;
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receiving information about current and emerging risks and regulatory and enforcement trends, governmental inquiries or third-party claims;

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developing and recommending to our Board corporate governance guidelines;
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overseeing and recommending to our Board our practices, policies, strategies and reporting on environmental, social and governance matters; and
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overseeing the evaluation of our Board and its committees and management.

CORPORATE GOVERNANCE MATTERS

Code of Conduct; Corporate Governance Guidelines

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and the rules of the SEC and the Nasdaq Stock Market.

Based on this review, our Board has taken steps to implement many of these provisions and rules. In particular, we have adopted written corporate governance guidelines that provide the framework for our corporate governance, along with our Certificate of Incorporation, Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a range of topics including, but not limited to, independence of the Board, executive sessions, director qualification standards, board access to senior management and independent advisors, meeting attendance, service on other boards, board and committee self-evaluation, compensation and succession planning. The NC & ESG Committee is responsible for reviewing and reassessing, from time to time as it deems appropriate, the adequacy of our corporate governance guidelines and recommending any proposed changes to the Board for approval. A copy of our corporate governance guidelines is available in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters.

We have also adopted a written code of conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of conduct is available in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters. We will disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.

We believe that a culture of integrity and compliance is critically important to fulfilling our mission. All employees and directors are expected to conduct business with high standards of business ethics. Each employee and director receives our code of conduct which emphasizes our four core values of Integrity, Courage, Excellence and Collaboration.

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Integrity means that we are honest and always do the right thing for our customers, employees and stockholders.
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Courage means that we take accountability and avoid surprises – that we tell the bad news first, not last.
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Excellence means that we have a passion for what we do, that we realize that medical learning is at the heart of what we do, that we have a sense of urgency to win every day and that we seek to create true value – not through paper or gimmicks.
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Collaboration means that we enlist the willing cooperation of others, that we surround ourselves with high performers, that we maintain an employee-friendly environment and that we have fun doing our job!

We cultivate an inclusive open-door culture and have provided employees with many avenues to speak up about questions or concerns, without fear of retaliation, harassment, discrimination, or other inappropriate behavior, including anonymously reporting through a hotline accessible by phone or over the internet.

Compensation Recovery Policy

We adopted a clawback policy in compliance with NASDAQ listing standards and Section 10D of the Exchange Act effective October 2, 2023. This clawback policy applies to current or former Section 16 officers and requires us, subject to limited exemptions provided by the NASDAQ rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after October 2, 2023 and within the three fiscal years preceding the date an accounting restatement is determined to be required. For more information, see our Policy for Recovery of Erroneously Awarded Compensation, which is filed as an exhibit to our 2023 Annual Report.

Board Leadership Structure

While our Bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer, our Board believes that separating these positions is the appropriate leadership structure for us at this time. As such, John T. Treace currently serves as our Chief Executive Officer and James T. Treace serves as Chairman of the Board. Our Board believes that separating these positions provides additional support and perspective to our Chief Executive Officer and enhances the effectiveness of our Board as a whole. The Chairman of the Board (1) serves as the primary sounding board for the Chief Executive Officer, thereby fostering constructive and efficient communications between the Board and the Chief Executive Officer, (2) acts as a focal point for director communications, thereby helping to identify significant issues for Board consideration and gathering input from the other directors and (3) communicates with and builds consensus among the independent directors, thereby reducing some of the demands on the Chief Executive Officer’s time.

Our Board also recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chairperson of the Board with the role of Chief Executive Officer and/or implementing a lead director position (as permitted by our Bylaws and Corporate Governance Guidelines), could be appropriate. Accordingly, our NC & ESG Committee is charged with periodically reviewing the leadership structure of our Board.

Role of the Board in Risk Oversight

While our Board does not have a standing risk management committee, our Audit Committee is responsible for overseeing our risk management and risk assessment processes on behalf of our Board, our NC & ESG Committee is responsible for overseeing compliance programs related to legal and regulatory risks, and our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. The Audit Committee receives reports from management on a regular basis regarding their assessment of risks and risk management policies, including investment policies, insurance programs and cybersecurity. The NC & ESG Committee receives reports on a regular basis from management about current and emerging risks and regulatory and enforcement trends, governmental inquiries, and third-party claims. In addition, the Audit Committee and NC & ESG Committee both report regularly to the Board, which also considers our risk profile. Our Audit Committee, NC & ESG Committee and Board focus on the most significant risks we face and our general risk management strategies. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. Our Board believes that open communication between itself and management is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team quarterly to discuss, among other things, strategy and risks facing the Company. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee, NC & ESG Committee, Compensation Committee, and the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board’s leadership structure, which also emphasizes the independence of the Board in its oversight of its business and affairs, supports this approach.

Anti-Hedging and Anti-Pledging Policy

Our insider trading compliance policy prohibits our directors, executive officers and other employees from engaging in hedging transactions, such as zero-cost collars and forward sale contracts, or other inherently speculative transactions with respect to Company securities, such as short sales or transactions in publicly traded put or call options. Our directors, executive officers and other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Limitation on Liability and Indemnification Matters

Our Certificate of Incorporation and our Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). The DGCL provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for any:

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transaction from which the director derives an improper personal benefit;
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act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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unlawful payment of dividends or redemption of shares; or
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breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers, in each case to the fullest extent permitted by the DGCL. Our Bylaws also provide that we are obligated to advance expenses (including attorney’s fees and disbursements) incurred by any indemnified person in advance of the final disposition of any action or proceeding, and permits us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law.

We have entered, and expect to continue to enter, into separate agreements to indemnify our directors, executive officers and other employees as determined by our Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. We believe that these provisions of our Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance that insures our directors and officers against liability for actions taken in their capacities as directors and officers.

We believe that these provisions in our Certificate of Incorporation and Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. However, the limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Compensation Committee Interlocks and Insider Participation

During 2023, each of Lawrence W. Hamilton, Elizabeth S. Hanna, Jane E. Kiernan and Richard W. Mott served on our Compensation Committee, with Mr. Hamilton serving as chair. No member of our Compensation Committee was, during 2023, an officer, former officer or employee of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. During 2023, none of our executive officers served (i) as a member of the compensation committee, or other committee serving an equivalent function, of any other entity in which one of its executive officers of such entity served as a member of our Board or our Compensation Committee or (ii) as a director of any other entity in which one of its executive officers of such entity served as a member of our Compensation Committee.

Board Diversity

Our NC & ESG Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the NC & ESG Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•
personal and professional integrity;
•
ethics and values;
•
ability to make mature business judgments;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•
experience as a board member of another company;
•
professional and academic experience relevant to our industry;
•
strength of the candidate's leadership skills;
•
experience in finance and accounting and/or executive compensation practices;
•
time for preparation, participation and attendance at Board and committee meetings;
•
diversity of skills, personal and professional background, perspective and experience relative to other board members; and
•
conflict of interest.

Currently, our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best oversee and contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. We believe it is important to have a balanced and diverse board and are committed to maintaining and building director diversity in terms of skills, personal and professional backgrounds, perspectives and experiences. The NC & ESG Committee and the Board are committed to actively seeking highly qualified women and individuals who self-identify as an underrepresented minority to include in the pool from which new Board candidates are chosen. Our Board currently includes three female directors, constituting 33.3% of our Board, and two directors who self-identify as an underrepresented minority. Additional demographic information about the composition of our Board is available in the "investors" area of our website under the "Corporate Governance" topic with the heading "Committee Composition and Diversity" at https://investors.treace.com/corporate-governance/committee-composition-diversity.

Directors John K. Bakewell and Lawrence W. Hamilton were recommended to join our Board by several of our existing directors in November 2020 based on their personal experience working with Messrs. Bakewell and Hamilton at other publicly traded medical technology companies. In July 2021, the NC & ESG Committee engaged a third-party search firm to assist in identifying or evaluating potential nominees for director who were female and/or from a diverse cultural background. Directors Elizabeth S. Hanna and Deepti Jain were identified through the third-party search firm. Directors Lance A. Berry and Jane E. Kiernan were recommended to join our Board by several of our existing directors in October 2022 based on their personal experience working with Mr. Berry and Ms. Kiernan at other publicly traded medical technology companies.

Communications with the Board

Our Board values the input and insights of the Company’s stockholders, believes that effective communication between the Board and stockholders strengthens the Board’s ability to effectively carry out its oversight function, and consequently, has adopted a stockholder communications policy. Stockholders may communicate with the independent members of our Board, the Chairperson of the Board, and any chairperson of a Board committee, about corporate governance, corporate strategy, board-related matters or other substantive matters that our Corporate Secretary and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081 or legal@treace.net. The communication must include the stockholder’s name, address, telephone number and email address and a statement of the type and amount of Company securities that the stockholder holds. The Corporate Secretary will review any communications received from stockholders and will forward communications deemed appropriate to the Board or the relevant director(s). Communications that are deemed inappropriate (such as communications involving individual grievances, regarding ordinary business operations, or containing offensive, obscene or abusive content) will not be forwarded. A copy of our stockholder communications policy is available in the "Investors" area of our website under the "Corporate Governance" topic with the heading "Documents & Charters" at https://investors.treace.com/corporate-governance/documents-charters.

Stockholder Recommendations of Director Candidates

Stockholders who wish to recommend individuals to the NC & ESG Committee for consideration as potential director candidates may submit the names of the recommended individuals, together with appropriate biographical information and background materials, to the NC & ESG Committee, c/o Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the NC & ESG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

CORPORATE RESPONSIBILITY

Our ESG Report is available on our website at https://investors.treace.com/ and includes more detailed information about our environmental, social and governance-related programs and initiatives. Please note that nothing contained on or accessible through our website, including our ESG Report or sections thereof, will be deemed incorporated by reference into this proxy statement.

Dedication to Quality and Patient Safety

We are committed to designing and delivering safe, effective and high quality products. To meet this commitment, we have deployed a robust quality management system that complies with U.S. Food and Drug Administration regulations and is closely aligned to ISO 13485 standards. Our supplier qualification process requires suppliers that manufacture our implants and instruments to obtain ISO 13485 certification.

Dedication to Building and Supporting Human Capital

We believe in the value of a diverse and inclusive team as an enabler to getting the best ideas, innovating, and creating great outcomes for our customers and their patients. To drive great business results, we must have the right people in the right roles with great leadership, culture, training and rewards, all aligned with our values and business strategies.

To achieve these goals, we are committed to developing great talent at all levels of the organization: by growing talent internally, innovatively expanding external talent pools, and ensuring bench strength and succession plans at all levels throughout the organization. We have a number of initiatives in place to attract, develop and retain great talent in a rewarding and inclusive culture. Some of the highlights of our approach are as follows:

Talent Acquisition: As of December 31, 2023, we had 516 full-time employees. During 2023, we increased the number of employees by 22% to support the rapid growth of our business, with 76% of the new hires being added to our sales team. As we recruit, we are innovatively expanding external talent pools, and we actively seek talent of diverse backgrounds and strive to provide a work environment where the best ideas are welcomed from anywhere.

Talent Management and Development: On an annual basis, our leadership team participates in a talent review and succession planning exercise to identify organizational needs, development opportunities, and potential future leaders. As a result of these efforts and our commitment to providing growth opportunities for our talent, 17% of our employees were promoted or took new positions during 2023. We experienced a low undesired turnover of under 7%, despite the market's strong competition for talent. As part of our talent management process, employees participate in annual performance management to provide self-assessments and create plans to support their career objectives. We provide training and other development opportunities to help employees meet their objectives and have launched and expanded several programs that are developing technical skills, leadership skills, and helping our teams and leaders leverage the strengths of their people. In 2023, we developed and launched our Treace Leadership Development

Program, created a Sales Leadership Handbook, expanded our strengths-based personal and team development programs, and expanded our sales training programs.

Total Rewards: Our human capital strategies, initiatives, and outcomes are reviewed on a regular basis with the compensation committee of our board of directors. In addition, we partner with consulting firms to regularly benchmark our peer group companies and the broader market, and as a result of this analysis, we have implemented rewards practices that we believe allow us to maintain our competitiveness in the market. We also believe strongly in providing employees the opportunity to participate as owners in the Company; this is done through broad-based equity programs granting stock options and restricted stock units, with approximately 80% of our employees having received at least one equity grant.

Culture: We are committed to delivering an inclusive culture that fosters creativity and innovation, which allows employees to be their best at work. We offer a collegial, collaborative culture supported by competitive, performance-based compensation and benefits, equity awards, career development opportunities, and access to continual growth through live and remote training. We conducted an employee engagement survey in 2022 that showed that 87% of our employees are engaged, which compares favorably with average engagement of 76% of the approximately 80 medical device and biotechnology companies in the benchmark compiled by the independent third-party consulting firm that conducted the engagement survey. We have used these survey results to determine how we can continue to create work environments that energize our employees and enable them to develop and maintain a positive working culture. As part of our work to foster our outstanding culture, in 2023 we launched a Treace Culture Team of employees from diverse functions around the business. This group played a key role in promoting employee ideas and led to the development and implementation of two new recognition programs, including our first annual Treace Culture and Ethics Award. We also participate in a number of team and community-building initiatives, including where functional teams volunteer with local nonprofits and company-wide charitable activities, such as food and toy drives and staffing local charity events.

Workplace Environment and Safety: Protecting the health and safety of our colleagues, agents, visitors, and the communities in which we operate is a business priority and is central to our values. We operate from a state-of-the-art headquarters facility with many features to improve our employees' work experience, including well-equipped training and lab rooms, an onsite cafe, private health and wellness rooms, quiet areas, and collaboration zones. Our Environmental, Health and Safety (EHS) department works to ensure that our organization complies with applicable EHS regulations. Our EHS team has implemented multiple safety programs, regularly performs safety hazard evaluations within our facility, develops and tests action plans for emergencies such as fire response, severe weather threats and shelter in place incidents, and trains our employees on maintaining safety in the workplace.

DIRECTOR COMPENSATION

Non-employee Director Compensation Policy

In consultation with Compensia, our independent compensation consultant, and with reference to Compensia’s annual director compensation benchmarking review, our Board has adopted a non-employee director compensation policy which included cash retainers for Board and committee service, an initial equity grant when the non-employee director first joins the Board (the "initial equity grant") and an annual equity grant awarded to non-employee directors (the "annual equity grant").

Cash Compensation. Effective January 20, 2023, all non-employee directors were entitled to receive the following cash compensation for their services:

•
$45,000 per year for services as a Board member;
•
$45,000 per year additionally for service as chairperson of the Board;
•
$20,000 per year additionally for service as chairperson of the Audit Committee;
•
$10,000 per year additionally for service as an Audit Committee member;
•
$15,000 per year additionally for service as chairperson of the Compensation Committee;
•
$7,500 per year additionally for service as a Compensation Committee member;
•
$10,000 per year additionally for service as chairperson of the NC & ESG Committee; and
•
$5,000 per year additionally for service as a NC & ESG Committee member.

Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis. Between January 1, 2023 and January 19, 2023, the annual retainer was $40,000 and the retainer for members of the Compensation Committee was $7,000.

Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2021 Incentive Award Plan (the "2021 Plan") (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the non-employee director compensation policy. For 2023, the allocation of director equity awards between options and restricted stock units was changed from a 75%/25% allocation to a 50%/50% allocation. Accordingly, under the non-employee director compensation policy in effect during 2023, nondiscretionary, automatic grants of stock options and restricted stock units are made to our non-employee directors as follows:

•
Initial option grant: Upon joining our Board, the director is granted an award of stock options with a "Black-Scholes" value of $125,000 (50% of the targeted $250,000 value for the initial equity grant), rounded up to the nearest multiple of five.
•
Initial restricted stock unit grant: Upon joining our Board, the director is granted an award of restricted stock units with a target value of $125,000 (50% of targeted $250,000 value for the initial equity grant) with the number of restricted stock units to be determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.
•
Annual option grant: On the date of each annual meeting of stockholders, beginning with the 2022 annual meeting, the director is granted an award of stock options. For 2023, the "Black-Scholes" value for the annual stock option grant was $72,500 (50% of the targeted $145,000 value for the initial equity grant), rounded up to the nearest multiple of five.
•
Annual restricted stock unit grant: On the date of each annual meeting of stockholders, beginning with the 2022 annual meeting, the director is granted an award of restricted stock units. For 2023, the target value for the annual restricted stock unit award was $72,500 (50% of the targeted $145,000 value for the initial equity grant) with the number of restricted stock units to be determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.

For purposes of the non-employee director compensation policy, the "Black Scholes" value means the fair value of an option determined using the Black-Scholes pricing model based on the fair market value of our common stock and the volatility, risk-free rate and life expectancy assumptions in our financial statements disclosing those assumptions. The term of each option described above is ten years from the date of grant, subject to earlier termination as provided in the 2021 Plan. The exercise price per share of each option is equal to 100% of the fair market value of one share of our common stock on the date of grant.

Subject to the applicable provisions of the 2021 Plan, (1) the initial option grant will vest as to 1/36th of the underlying shares on each monthly anniversary of the grant date; (2) the initial restricted stock unit grant will vest as to one-third of the underlying shares on the first, second and third anniversaries of the grant date; (3) the annual option grant will vest as to 1/12th of the underlying shares on each monthly anniversary of the grant date, provided that the last installment will vest on the earlier of (a) the first anniversary of the grant date or (b) immediately before the next annual meeting of stockholders following the grant date; and (4) the annual restricted stock unit grant will vest on the earlier of (a) the first anniversary of the grant date or (b) immediately before the next annual meeting of stockholders following the grant date. In each case, vesting is subject to the non-employee director continuing to provide services on the applicable vesting date. Under the non-employee director compensation policy, all options and restricted stock units granted to members of our non-employee directors will fully vest if the Company experiences a merger or change in control, subject to the applicable non-employee director's continued service through the vesting date.

2023 Director Compensation

The following table sets forth information for 2023 regarding the compensation awarded to, earned by or paid to our non-employee directors. Certain directors have elected to decline to receive certain types of director compensation and/or have elected to defer vesting of future restricted stock units until either a fixed future date or their ceasing to serve as a director or the occurrence of a change in control event. Directors who are also our employees receive no additional compensation for their service as directors. During 2023, John T. Treace, who is one of our directors, served as our Chief Executive Officer and, accordingly, did not receive any additional compensation for service as director. See "Executive Compensation—Summary Compensation Table" for additional information about the compensation for Mr. John T. Treace for his service as an employee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)(5)	Total ($)
John K. Bakewell	69,736	72,514	72,539	214,789
F. Barry Bays(6)	—	—	—	—
Lance A. Berry	54,736	72,514	72,539	199,789
Lawrence W. Hamilton	69,736	72,514	72,539	214,789
Elizabeth S. Hanna	57,210	72,514	72,539	202,263
Deepti Jain	64,736	72,514	72,539	209,789
Jane E. Kiernan	52,210	72,514	72,539	197,263
Richard W. Mott	52,210	72,514	72,539	197,263
Thomas E. Timbie(7)	27,236	—	—	27,236
James T. Treace(8)	94,736	—	—	94,736
(1)
The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during 2023, including any annual retainer fees and committee and/or chairmanship fees. Cash fees are paid quarterly in arrears.
(2)
Amounts shown represent the grant date fair value of restricted stock units granted during fiscal year 2023 as calculated in accordance with FASB ASC 718, Compensation —Stock Compensation (ASC Topic 718).
(3)
The restricted stock units granted to Directors Bakewell, Berry, Hamilton, Hanna, Jain, Kiernan, and Mott represent the annual grants of restricted stock units described in the narrative above and will vest on May 21, 2024, the date of the 2024 Annual Meeting, since it is earlier than May 23, 2024, which is the first anniversary of the grant date, subject to the respective director's continued service on the vesting date.
(4)
Amounts shown represent the grant date fair value of options granted during fiscal year 2023 as calculated in accordance with ASC Topic 718 and the assumptions outlined in Note 11 of our financial statements included in our 2023 Annual Report.
(5)
All options were granted under the 2021 Plan and have an exercise price equal to the closing price of our common stock on the Nasdaq stock market on the grant date. The options granted to Directors Bakewell, Berry, Hamilton, Hanna, Jain, Kiernan, and Mott represent the annual option grant described in the narrative above and vest as to 1/12th of the underlying shares on each monthly anniversary of the grant date, provided that the last installment will vest on May 21, 2024, the date of the 2024 Annual Meeting, since it is earlier than May 23, 2024, which is the first anniversary of the grant date, subject to the respective director's continued service on the vesting date.
(6)
Retired director Bays elected to decline any cash compensation or equity grants that would be payable under the non-employee director compensation policy. The election went into effect prior to April 2021. Mr. Bays retired from the Board in May 2023.
(7)
Mr. Timbie retired from the Board in May 2023. Upon his retirement, Mr. Timbie exercised all his vested and exercisable stock options, and any unvested stock awards were forfeited, as shown in the table below.
(8)
Director James T. Treace has elected to decline the option and restricted stock unit grants that would be awarded under the non-employee director compensation policy.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2023 by each non-employee director as of December 31, 2023.

Name	Options Outstanding at Fiscal Year End	Unvested Outstanding Stock Awards at Fiscal Year End
John K. Bakewell	158,347	2,753
F. Barry Bays	—	—
Lance A. Berry	25,744	4,641
Lawrence W. Hamilton	158,347	2,753
Elizabeth S. Hanna	49,280	3,544
Deepti Jain	49,280	3,544
Jane E. Kiernan	25,744	4,641
Richard W. Mott	44,170	2,753
Thomas E. Timbie	—	—
James T. Treace	—	—

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees

Our NC & ESG Committee has recommended, and our Board has approved, John K. Bakewell, Richard W. Mott, and John T. Treace, as nominees for election as Class III directors at the Annual Meeting. If elected, Messrs. Bakewell, Mott and Treace will serve as Class III directors until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section entitled "Board of Directors and Corporate Governance."

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted "FOR" the election of John K. Bakewell, Richard W. Mott, and John T. Treace. We expect that Mr. Bakewell, Mr. Mott and Mr. Treace will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Required Vote

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class III directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE ELECTION OF EACH NOMINEE

UNDER PROPOSAL NO. 1.

PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company has designed its executive compensation to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value. We believe that our executive compensation program is designed to reward results relevant to our short-term and long-term success based on both corporate and individual performance.

The Securities and Exchange Commission has adopted requirements commonly referred to as the "Say-on-Pay" rules. As required by those rules, the Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for our executive officers identified in the Executive Compensation section of this proxy statement by voting for or against the following resolution (a "say-on-pay" vote). While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program. Accordingly, we will ask our stockholders to vote "FOR" the following advisory resolution at the Annual Meeting:

"RESOLVED, that the stockholders approve, on an advisory, non-binding basis, the compensation of the named executive officers, as disclosed in the Executive Compensation section contained in the Company’s proxy statement for the 2024 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosures."

Required Vote

This proposal requires the approval of the majority of votes cast. Abstentions and broker non-votes are not considered to be votes cast and accordingly, will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

UNDER PROPOSAL NO. 2.

PROPOSAL NO. 3:

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by the "Say-on-Pay" rules, the Company is presenting this proposal, which gives stockholders the opportunity to inform the Company as to how often they wish the Company to include a say-on-pay proposal, similar to this year’s Proposal No. 2, in our future proxy statements (a "say-on-frequency" vote). While this say-on-frequency vote is advisory in nature and therefore will not bind us to adopt any particular frequency, our Board intends to carefully consider the stockholder vote resulting from the proposal in determining how frequently we will hold "say-on-pay" votes.

Stockholders have the choice to vote for one of the following choices, as indicated on the proxy card: to hold the advisory vote on executive compensation every third year ("3 Years" on the proxy card), every other year ("2 Years" on the proxy card), or every year ("1 Year" on the proxy card), or to abstain from voting.

Our Board values constructive dialogue on executive compensation and other important governance topics with our stockholders. Our Board therefore recommends that stockholders vote FOR the "every year" alternative (the box for "1 Year" on the proxy card). Stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.

Required Vote

The frequency that receives the affirmative vote of the majority of the votes cast will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of 1 Year, 2 Years, or 3 Years that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE "EVERY YEAR" (1 YEAR ON THE PROXY CARD) ALTERNATIVE

AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

UNDER PROPOSAL NO. 3.

PROPOSAL NO. 4:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP, independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2024.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, as a matter of good corporate governance, the Board is requesting that our stockholders ratify the Audit Committee’s and the Board's appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Grant Thornton LLP has served as our independent registered public accounting firm since 2018. The Audit Committee and the Board believe that the continued retention of Grant Thornton LLP as our independent auditor is in the best interests of the Company and its stockholders. The Audit Committee carefully considered the selection of Grant Thornton LLP as our independent auditor. In connection with this selection, the Audit Committee considered whether there should be a rotation of the independent audit firm. The Audit Committee charter requires the Audit Committee to periodically consider whether the independent audit firm should be rotated. In addition to evaluating rotation of the independent auditor, the Audit Committee oversees the selection of the new lead audit partner, and the Audit Committee chairperson participates directly in the selection of the new lead audit partner.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Representatives from Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

Required Vote

This proposal requires the approval the majority of votes cast. Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

UNDER PROPOSAL NO. 4.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for 2022 and 2023 by Grant Thornton LLP, the Company’s independent registered public accounting firm.

	Fiscal Year Ended
	2023	2022
	(in thousands)
Audit Fees(1)	$1,027.1	$359.3
Audit-Related Fees	-	-
Tax Fees(2)	56.6	31.2
All Other Fees	-	-
Total Fees	$1,083.7	$390.5

(1)
Audit Fees consist of the aggregate fees billed for professional services for the audit of our annual financial statements, including the audit of internal controls over financial reporting for 2023 and the review of our quarterly unaudited financial statements on Form 10-Q for 2022 and 2023.
(2)
Tax Fees consist of fees for professional services rendered for tax compliance, tax advice, and tax planning. All tax fees incurred subsequent to our initial public offering were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Grant Thornton LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant’s independence.

EXECUTIVE OFFICERS

Name	Age	Title
John T. Treace	52	Chief Executive Officer, Founder and Director
Mark L. Hair	54	Chief Financial Officer
Aaron J. Berutti	45	Senior Vice President, Sales
Scot M. Elder	49	Chief Legal & Compliance Officer, Corporate Secretary
Sean F. Scanlan	42	Chief Innovation Officer

John T. Treace's biographical information is set forth above in the section entitled "Board of Directors and Corporate Governance - Directors and Nominees" in this proxy statement.

Mark L. Hair has served as our Chief Financial Officer since September 2020. From January 2018 to February 2020, Mr. Hair served as the Chief Financial Officer of Restoration Robotics, Inc., a medical device company. From May 2016 to August 2017, Mr. Hair served as the Vice President and Chief Accounting Officer of Zeltiq Aesthetics, Inc., a medical device company, including through its acquisition by Allergan plc in April 2017. From January 2016 to May 2016, he served as Vice President of Finance for Accuray Inc., a medical technology company. From September 2014 to January 2016, Mr. Hair served as the Vice President and Corporate Controller of Thoratec Corporation, a medical device company, including through its acquisition by St. Jude Medical in October 2015. Mr. Hair has also served as Senior Vice President, Finance and Corporate Controller at Diamond Foods, Inc., and also held positions at StoneTurn Group, LLP, and Deloitte, LLP. Mr. Hair holds a BS in Accounting and a Masters of Accountancy from Brigham Young University.

Aaron J. Berutti has served as our Senior Vice President, Sales since August 2021. From November 2018 to July 2021, Mr. Berutti held various positions at Orthofix Medical Inc. (NASDAQ: OFIX), including most recently as the Vice President Sales & Marketing, Extremities-U.S. and Canada. From February 2018 to October 2018, Mr. Berutti served as the Vice President of Business Development at Cartiva, Inc. From 2003 to 2017, Mr. Berutti held various positions at Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, including most recently as the Vice President Sales, Lower Extremity & Biologics, from September 2016 to November 2017. Mr. Berutti holds a BE in Mechanical Engineering from Vanderbilt University and an MS and MBA from the Kelly School of Business at Indiana University.

Scot M. Elder has served as our Chief Legal & Compliance Officer, Corporate Secretary since October 2022. He joined the Company as Chief Compliance Officer in October 2022. From May 2019 until October 2021, Mr. Elder served as the Vice President and Chief Ethics and Compliance Officer of Medtronic plc (NYSE: MDT). He spent over 12 years at Medtronic plc in roles of progressively increasing responsibility, including as Vice President, General Counsel for the Restorative Therapies group and as Vice President, Chief Counsel, Compliance & Privacy Officer for the Surgical Technologies business. In addition, he serves on the AdvaMed Steering Committee. Mr. Elder holds a BA in History from the University of Utah and a JD from the University of California, Los Angeles (UCLA) Law School.

Sean F. Scanlan, Ph.D. has served as our Chief Innovation Officer since January 2023. From September 2021 until January 2023, he served as our Senior Vice President, Marketing, and from March 2021 to September 2021, he served as our Senior Vice President, Marketing & Medical Education. From January 2018 to March 2021, Dr. Scanlan served as our Vice President, Marketing & Medical Education, after serving in various marketing roles of increasing responsibility since December 2014. From June 2011 to April 2014, Dr. Scanlan served as Product Development Engineer Advanced Surgical Devices at Smith & Nephew (NYSE: SNN), focusing on product development and early-stage technology assessment. From January 2006 to May 2011, Dr. Scanlan led an interdisciplinary clinical research study at Stanford University, focusing on orthopaedic surgery and engineering and, from October 2009 to May 2011, served as a consultant for Moximed Inc., an early-stage orthopaedics start-up company. Dr. Scanlan holds a BS in Engineering Science (Biomechanics) from the University of Florida and an MS and PhD in Mechanical Engineering (Biomechanical Engineering division) from Stanford University.

EXECUTIVE COMPENSATION

As noted above, we qualified in 2023 as a "smaller reporting company," as defined in Rule 12b-2 under the Exchange Act, and have been permitted to rely, and have relied, on the reduced disclosure requirements available to smaller reporting companies. Our ability to rely on the reduced disclosure requirements available to smaller reporting companies will cease after the filing of this proxy statement. Under these reduced reporting requirements of a smaller reporting company, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis section.

Our named executive officers ("NEOs") for fiscal year 2023 were as follows:

•
John T. Treace, our Chief Executive Officer, Director and Founder;
•
Mark L. Hair, our Chief Financial Officer; and
•
Aaron J. Berutti, our Senior Vice President, Sales.

The following table sets forth total compensation paid to our NEOs for the fiscal years ending on December 31, 2023 and December 31, 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
John T. Treace	2023	684,384	—	5,350,966	1,977,589	393,000	16,696	(3)	8,422,635
Chief Executive Officer, Director and Founder	2022	568,219	—	648,706	1,931,854	457,000	11,470		3,617,249

Mark L. Hair	2023	457,973	—	2,987,977	1,098,837	130,500	11,222	(4)	4,686,509
Chief Financial Officer	2022	404,109	—	228,843	680,527	213,500	10,991	(4)	1,537,970

Aaron J. Berutti	2023	365,233	—	2,063,917	714,218	104,000	14,990	(5)	3,262,358
Senior Vice President, Sales	2022	333,644	—	228,843	680,527	173,000	12,771	(5)	1,428,785
(1)
The amounts reported represent the aggregate grant-date fair value of the restricted stock units, performance-based restricted stock units or stock options awarded to the NEOs, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our 2023 Annual Report. For purposes of our performance-based restricted stock units, which vest based on the attainment of certain relative total shareholder return metrics (as further described below), the grant date fair value included is based on the probable achievement of such metrics.
(2)
Annual cash incentive amounts for all NEOs in 2023 were paid in March 2024, under our annual cash incentive plan for 2023, as described in the section below entitled "Executive Compensation—Non-Equity Incentive Plan and Bonus Payments for 2023."
(3)
The amount reported in 2023 for Mr. Treace includes $1,311 for life insurance premiums and $15,385 for the Company’s match of Mr. Treace's contributions to our 401(k) plan, which are available to the NEOs on the same basis as other full-time employees.
(4)
The amount reported in 2023 for Mr. Hair includes life insurance premiums of $837 and the Company’s match of his contributions to our 401(k) plan of $10,385.
(5)
The amount reported in 2023 for Mr. Berutti includes life insurance premiums of $421 and the Company’s match of his contributions to our 401(k) plan of $14,569.

Narrative to Summary Compensation Table

Compensation Guiding Principles

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. The objectives of our compensation programs are to:

•
Provide competitive compensation to attract, motivate and retain top talent;
•
Directly and substantially link short-term rewards to measurable corporate and individual performance; and
•
Provide long-term rewards based on creating and sustaining stockholder value.

The Compensation Committee considers compensation benchmarking provided by Compensia referring to a comparator group that includes direct competitors as well as a broader profile of medical device, medical equipment, and health care technology companies. Base salaries and total compensation for our NEOs are targeted at the 50th percentile of the comparator group and at the 50th to 75th percentile for ongoing equity/long-term incentives. An executive's placement within the targeted compensation range also takes into account internal equity considerations; the scope and complexity of the executive's role; the executive's experience, qualifications, and skills; and individual performance.

2023 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our Board and Compensation Committee may adjust base salaries from time to time in their discretion. From January 1, 2023 to February 26, 2023, Mr. Treace’s base salary was $600,000, Mr. Hair’s base salary was $420,000, and Mr. Berutti's base salary was $340,000. Effective February 27, 2023, Mr. Treace's base salary was increased to $700,000, Mr. Hair’s base salary was increased to $465,000, and Mr. Berutti's base salary was increased to $370,000. In setting salaries, our Compensation Committee approves the compensation of Messrs. Hair and Berutti and recommends to the Board and the independent directors the approval of Mr. Treace's compensation. In changing the officers' base salaries, the Compensation Committee considered bench marking and industry/peer trends information provided by Compensia.

Non-Equity Incentive and Bonus Payments for 2023

Each of our NEOs participates in our annual cash incentive plan. Our annual cash incentive plan for 2023 ("2023 Bonus Plan") provided for cash incentive compensation based upon achievement of our revenue (weighted at 70%), adjusted EBITDA (weighted at 15%) and active surgeon count (weighted at 15%) performance goals for 2023. Under the 2023 Bonus Plan, the 2023 bonus was targeted at (1) 100% of base salary for Mr. Treace and (2) 50% of base salary for Messrs. Hair and Berutti. The percentage is paid based on the NEO’s stated annual base salary, pro-rated based on the executive's period of service during the year and also reduced by any period of unpaid leave of absence during the year. After a review of our revenue, EBITDA goals and active surgeon count against the performance targets, based on the formula in the 2023 Bonus Plan, the Compensation Committee’s assessment of the officer’s individual contribution, we paid bonuses at 56.1% of the target amount for Messrs. Treace, Hair and Berutti.

Equity-Based Compensation

Option, Restricted Stock Unit and Performance Stock Unit Grants under the 2021 Plans

In fiscal year 2023, we made equity award grants to each of our NEOs. In March 2023, we granted an annual merit grant of options to purchase shares of our common stock and restricted stock units. The targeted value of the equity awards was allocated 50% to options and 50% to restricted stock units. Mr. Treace was granted options to purchase 186,900 shares and restricted stock units for 82,475 shares. Mr. Hair was granted options to purchase 103,850 shares and restricted stock units for 45,825 shares. Mr. Berutti was granted options to purchase 67,500 shares and restricted stock units for 29,800 shares. Each of these options and restricted stock units vests as to 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date, subject to such NEO's continuing to provide services to us through such vesting date.

On July 24, 2023, we granted, as a special incentive to the senior management team, including the NEOs, performance-based restricted stock unit ("PSU") awards under the Company's 2021 Plan. The actual number of PSUs that will vest at the end of the measurement period is determined based on the Company's total shareholder return ("TSR") ranking relative to the TSR of the S&P Health Care Equipment Select Index. The measurement period is two years from the grant date. The grant date value of each target PSU award was determined using a Monte Carlo valuation model. If the NEO remains employed by the Company on July 24, 2025, the actual number of PSUs earned may vary from zero to a maximum of 250% of the target number of PSUs in accordance with the following matrix.

	Company's 2-Yr TSR vs. Index	PSU Funding (% Target)
Max	90th Percentile	250%
	75th Percentile	200%
Target	50th Percentile	100%
Threshold	25th Percentile	50%

The NEOs were granted PSUs for the following target number of shares: (1) Mr. Treace: 107,225 shares; (2) Mr. Hair: 60,050 shares; and (3) Mr. Berutti: 42,900 shares.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

Effective as of January 2021, we adopted a 401(k) profit sharing plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match employee contributions to the 401(k) plan at a rate equal to 100% of the first 3% of the employee’s pre-tax salary contributed and 50% of any additional contributions, including and up to 5% of the employee’s pre-tax salary, subject to a maximum Company contribution of 4% of the participant’s pre-tax salary per year. Participants become vested in their Company matching contributions 100% immediately after meeting the eligibility requirements for participation and in any potential future nonelective contributions by us on a one-to-six year graded vesting schedule. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to an NEO when we believe it is necessary to attract or retain the NEO. We did not provide any perquisites or other personal benefits for our NEOs in 2023.

Compensation Changes for Fiscal 2024

In early 2024, we made the decision to add PSUs to the 2024 annual equity grants for our senior team members, the target long-term equity incentive value awarded in the 2024 annual equity grants was allocated as follows:

Equity Mix	CEO	Other NEOs
PSUs	50%	25%
Restricted Stock Units	50%	50%
Stock Options	0%	25%

The PSUs are tied to the Company's TSR relative to the S&P Healthcare Equipment Select Industry Index over a three-year performance period. The Company's relative TSR will be measured based on the 30 trading day average stock price before the beginning of the performance period to the 30 trading day average stock price at the end of the performance period. The actual number of PSUs earned may vary from zero to a maximum of 200% of the target number of PSUs in accordance with the following matrix.

	Company's TSR vs. Index	PSU Funding (% Target)
Max	75th Percentile	200%
Target	50th Percentile	100%
Threshold	25th Percentile	50%

Notwithstanding the three-year performance period, at the end of the first two years in the performance period, we will have interim measurement dates, where 33% of target number of shares eligible may be earned for vesting at end of the three-year performance period based on the Company's relative TSR performance for the applicable interim measurement period (capped at 100% payout). At the end of the three-year measurement period (January 1, 2024 to December 31, 2026), the NEO may earn up to the greater of (i) the shares eligible to be earned based on the Company's relative TSR over the full three year performance period or (ii) the earned PSUs from the two interim measurement dates. The vesting of all PSUs is subject to the NEO’s continued service through the end of the three-year performance period. We believe these PSUs will help further align the interests of our executives with those of our stockholders and focus our leadership on long-term performance.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our NEOs as of December 31, 2023. The market value of the awards is determined by multiplying the number of unvested shares or units by $12.75, the closing price of the Company’s common stock on Nasdaq on December 29, 2023, the last trading day of fiscal 2023. For those awards that are subject to performance-based conditions as described in the footnotes below, the number of shares reflects performance assuming achievement at target unless otherwise noted.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested	Equity Incentive Plan Awards: Number of Shares or units of stock that have not vested	Equity Incentive Plan Awards: Market Value of shares or units of stock that have not vested
John T. Treace	3/8/2022(1)	65,363	196,087	$21.07	3/8/2032	25,406	$323,927
	3/10/2023(1)	-	186,900	$24.07	3/10/2033	82,475	$1,051,556
	7/24/2023(2)							107,225	$1,367,119

Mark L. Hair	9/21/2020(3)	240,750	80,249	$5.84	9/20/2030
	10/20/2020(3)	160,500	53,500	$5.84	10/19/2030
	2/02/2021(3)	5,350	5,350	$7.03	2/21/2031
	4/22/2021(1)	46,813	46,812	$17.00	4/21/2031
	3/8/2022(1)	23,025	69,075	$19.15	3/8/2032	8,962	$114,266
	3/10/2023(1)	-	103,850	$24.07	3/10/2033	45,825	$584,269
	7/24/2023(2)							60,050	$765,638

Aaron J. Berutti	8/3/2021(1)	75,000	75,000	$29.26	8/2/2031
	3/8/2022(1)	23,025	69,075	$19.15	3/8/2032	8,962	$114,266
	3/10/2023(1)	-	67,500	$24.07	3/10/2033	29,800	$379,950
	7/24/2023(2)							42,900	$546,975

(1)
The options and restricted stock units vest over four years from the grant date in 25% annual installments on the first four anniversaries of the grant date, subject to the applicable NEO’s continued service through each such vesting date. See the paragraphs below under the headings "NEO Change in Control Severance Agreements" for information about the impact of a change of control on vesting of these options.
(2)
The PSUs vest on July 24, 2025, the second anniversary of the grant date, subject to the applicable NEO’s continued service through such vesting date. The number of shares earned upon vesting (if any) will depend on the Company's TSR ranking relative to the TSR of the S&P Health Care Equipment Select Index as discussed in the paragraph above under the heading "Equity-Based Compensation." The individual PSU award agreements provide that in the event of a change-in-control before July 24, 2025, the Company's relative TSR performance and earned shares will be determined based on the final transaction price at deal closing. Those shares then convert to time-based RSUs, vesting on July 24, 2025.
(3)
The options vest over four years in 25% annual installments on the first four anniversaries of the vesting commencement date, subject to Mr. Hair’s continued service through each such vesting date. The vesting commencement date was the grant date for the September 2020 and February 2021 awards. The vesting commencement date was September 21, 2020 for the October 2020 grant. The individual option agreements provide that each option will accelerate upon a change in control (as defined in the Treace Medical Concepts, Inc. 2014 Stock Plan (the "2014 Plan")), subject to Mr. Hair’s continued service through immediately before such change in control.

Executive Compensation Arrangements

NEO Change in Control Severance Agreements

In April 2021, we entered into a change in control severance agreement with each of Messrs. Hair and Treace and other executive officers, replacing in the case of Mr. Hair his existing change in control severance agreement. We also entered into a change in control severance agreement with Mr. Berutti when he joined the Company in August 2021. Under each of these agreements, if, within a period of three months before or 18 months after a "change of control" (the

"change in control period"), we terminate the employment of the applicable NEO without "cause" (excluding by reason of the employee’s death or "disability,") or the NEO resigns for "good reason" (as such terms are defined in the NEO’s change of control severance agreement), the NEO is entitled to receive (i) continued payment of the NEO’s annual base salary for 12 months (18 months in the case of the Chief Executive Officer), (ii) a payment equal to 100% (150% in the case of the Chief Executive Officer) of the NEO’s annual target bonus for the year in which the termination occurs, payable in a lump sum on the first payroll date after the NEO’s release becomes effective, (iii) reimbursement of COBRA premiums for 18 months, and (iv) accelerated vesting of each outstanding and unvested equity award (excluding any such awards that vest in whole or in part based on the attainment of performance-vesting conditions) as set forth in the applicable equity plan.

The agreements also provide that if, outside of a change of control period, we terminate the employment of the applicable NEO without "cause" or the NEO resigns for "good reason," the NEO is entitled to receive (i) continued payment of the NEO’s annual base salary for 12 months, (ii) payment equal to 100% of the NEO’s annual target bonus for the year in which the termination occurs, pro-rated based on the number of days that we employed the NEO during that year, payable at the same time annual bonuses are paid generally to our other executives, and (iii) reimbursement of COBRA premiums for 12 months. Additionally, in connection with any termination of employment without "cause" or by the executive with "good reason," the NEO will be entitled to up to $10,000 in outplacement services.

To be eligible for the severance benefits described above, the NEO must (i) execute a separation agreement and release of claims that becomes effective and irrevocable within 60 days following the NEO’s termination and (ii) provide a written attestation that his confidentiality, nonsolicitation and noncompetition agreement is in effect and enforceable.

Under each of these agreements, in the event any payment to the applicable employee under his change of control severance agreement would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the employee will receive a lump sum payment equal to 100% of such excise tax, plus an amount equal to the federal and state income tax, FICA, and Medicare taxes (based upon the NEO’s projected marginal income tax rates) on such lump sum payment.

Offer Letter Agreement for Aaron J. Berutti

In connection with Mr. Berutti’s commencement of employment with us in August 2021, we entered into an offer letter agreement under which he was entitled to an annual base salary, target annual bonus, eligibility to participate in our benefit plans, options, a change in control severance agreement, and relocation benefits. Mr. Berutti’s annual salary under the offer letter agreement is $300,000, and his annual cash bonus is targeted at 50% of base salary. Mr. Berutti was also eligible to receive a stock option for 150,000 shares, which vests with respect to 25% of the shares on each anniversary of the grant date, subject to Mr. Berutti’s continued service through the applicable vesting date. In connection with Mr. Berutti’s relocation to the Ponte Vedra area, the offer letter agreement provided for (1) reimbursement of relocation expenses, up to reasonable and budgeted amount, (2) up to $2,500 per month of documented lodging or housing accommodation until he relocates, (3) reasonable round trip travel expenses between his residence in Atlanta, GA and Ponte Vedra, FL, and (4) a tax gross-up payment for any taxes owed by Mr. Berutti related to the reimbursements by us for the relocation, living and travel expenses. All relocation benefits and reimbursements have now been provided to Mr. Berutti.

Pay Versus Performance

The following table and graphs provide information required under the SEC's "pay versus performance" rules over the last two years as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The graphs below show the relationship of "compensation actually paid" to our principal executive officer ("PEO") and other NEOs in 2022 and 2023.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Total Shareholder Return: Value of Initial $100 Investment (5)	Net Income
2023	$8,422,635	$2,838,120	$3,974,434	$(236,975)	$68	$(49,527,000)
2022	$3,617,249	$4,320,166	$1,483,378	$3,117,740	$123	$(42,815,000)

(1) Mr. Treace was the PEO for each of the years presented. The Non-PEO NEOs for the years presented are Messrs. Hair and Berutti.

(2) Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the other NEOs in the indicated year for such years.

(3) Amounts reported in these columns represent the compensation actually paid to our PEO for the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on their total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below:

PEO	2022	2023
Summary Compensation-Table Total Compensation	$3,617,249	$8,422,635
Less: Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$2,580,560	$7,328,555
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$3,283,477	$3,172,507
Plus: Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$-	$(1,479,819)
Plus: Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$-	$-
Plus: Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$-	$51,352
Less: Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$-	$-
Equals: Compensation Actually Paid	$4,320,166	$2,838,120

Equity Award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4) Amounts reported in this column represent the compensation actually paid to the Reported NEOs in the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

(Non-PEO NEOs)	2022	2023
Summary Compensation-Table Total Compensation	$1,483,378	$3,974,434
Less: Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$909,370	$3,432,474
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$1,227,966	$1,487,387
Plus: Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$998,374	$(1,634,619)
Plus: Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$-	$-
Plus: Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$317,392	$(631,703)
Less: Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$-	$-
Equals: Compensation Actually Paid	$3,117,740	$(236,975)

Please see footnote 1 for the NEOs included in the average for each indicated fiscal year. Equity Award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5) Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested in our common stock on December 31, 2021, using the closing stock price on that date. Historic stock price performance is not necessarily indicative of future stock price performance.

Relationship Between Compensation Actually Paid and Performance Measures

"Compensation actually paid," as calculated per SEC Item 402(v) of Regulation S-K ("CAP"), reflects cash compensation actually paid as well as changes to the fair values of equity awards during the years shown in the table based on year-end or vesting date stock prices, and various accounting valuation assumptions. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned by our NEOs from their equity awards. CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.

Because CAP does not reflect the actual amount earned by our NEOs on their equity compensation, we do not use this measure for understanding how NEO pay aligns with our company performance. For a discussion of how our compensation committee assessed "pay-for-performance" and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see the Narrative to Summary Compensation Table section.

Below are graphs showing the relationship of "Compensation Actually Paid" to our PEO and non-PEO NEOs for our fiscal years 2022 and 2023 to (1) TSR of our common stock and (2) our net income.

Compensation Actually Paid vs. TSR
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
2022
2023
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
Compensation Actually Paid ($000)
$140
$120
$100
$80
$60
$40
$20
$0
Value of Initial $100 Investment (TSR)
$4,320
$3,118
$123
$2,838
$68
-$237

Compensation Actually Paid vs. Net Income
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income
2022
2023
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
Compensation Actually Paid ($000)
$4,320
$3,118
$2,838
-$237
-$43
-$50
-$38
-$40
-$42
-$44
-$46
-$48
-$50
-$52
Net Income ($ Millions)

EQUITY COMPENSATION PLANS

As of December 31, 2023, our equity compensation plan information is as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
			(2) (3)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,728,559	$11.47	$6,238,334
Equity compensation plans not approved by security holders	—	—	—
Total	8,728,559	$11.47	6,238,334
(1)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.
(2)
Includes 4,769,842 shares remaining under the 2021 Plan for future issuance share-based compensation awards, including stock options, restricted stock awards, restricted stock unit awards and other stock-based awards as of December 31, 2023.
(3)
Includes 1,602,719 shares remaining available for future issuance under the Company’s Employee Stock Purchase Plan as of December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below those transactions and series of similar transactions, since January 1, 2023, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Employment of Immediate Family

In October 2017, we hired Tori Dapas, the brother-in-law of John T. Treace, our Chief Executive Officer and a Director, as a Regional Sales Manager. Mr. Dapas now serves as Vice President, Sale Operations. For 2023, Mr. Dapas received total compensation of $0.4 million, including base salary, annual incentive pay, a car allowance and restricted stock units for 4,585 shares granted in 2023 that vest over four years.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements will require us to, among other things, indemnify each of our directors and executive officers to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We also maintain directors’ and officers’ liability insurance pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy, which became effective upon the consummation of our initial public offering, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred before the adoption of this policy. However, all of the transactions described above were entered into after presentation, consideration and approval by our Board.

STOCK OWNERSHIP

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
each stockholder known by us to beneficially own more than 5% of our common stock;
•
each of our directors;
•
each executive officer named in the Summary Compensation Table in "Executive Compensation;" and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by that person.

Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, Florida 32081.

All information is as of the Record Date, except as noted otherwise.

Name of Beneficial Owners	No. of Shares of Common Stock	Percentage of Total(1)
5% or Greater Stockholders
John T. Treace(2)	11,135,586	17.93%
The Vanguard Group(3)	4,293,789	6.93%
BlackRock, Inc.(4)	3,691,901	5.96%

Directors and Executive Officers
John T. Treace(2)	11,135,586	17.93%
John K. Bakewell(5)	505,695	*
Lance A. Berry(6)	20,261	*
Lawrence W. Hamilton(7)	163,395	*
Elizabeth S. Hanna(8)	49,788	*
Deepti Jain(8)	49,788	*
Jane E. Kiernan(6)	20,261	*
Richard. W. Mott(9)	951,923	1.54%
James T. Treace(10)	1,367,624	2.21%
Aaron J. Berutti(11)	142,005	*
Mark L. Hair(12)	572,055	*
All executive officers and directors as a group (13 persons)(13)	15,623,114	24.43%

* Less than one percent (1%)

(1)
Percentage ownership is based on 61,936,000 shares of common stock outstanding as of March 25, 2024.
(2)
Consists of (i) 5,596,449 shares of our common stock held directly, (ii) 1,839,063 shares of our common stock held by John T. Treace as trustee of a trust, (iii) 1,605,000 shares of our common stock held by John T. Treace’s spouse, (iv) 1,471,250 shares of our common stock held by John T. Treace’s spouse as co-trustee of a trust, (v) 408,816 of our common stock shares held by John T. Treace as co-trustee of a trust, and (vi) 177,451 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date. John T. Treace disclaims beneficial ownership of shares held by his spouse directly or in trusts for which his spouse serves as trustee or co-trustee.

(3)
Consists of 4,293,789 shares of common stock held by entities affiliated with The Vanguard Group, based on information provided by The Vanguard Group in Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group has sole voting power with respect to no shares, shared voting power with respect to 84,476 of such shares, sole dispositive power with respect to 4,165,444 of such shares and shared dispositive power with respect to 128,345 of such shares. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
Consists of 3,691,901 shares of common stock held by entities affiliated with BlackRock, Inc. based on information provided by BlackRock, Inc. in Schedule 13G filed with the SEC on January 29, 2024. BlackRock, Inc. has sole voting power with respect to 3,639,406 of such shares, shared voting power with respect to no shares, sole dispositive power with respect to 3,691,901 of such shares and shared dispositive power with respect to no shares. The business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(5)
Consists of (i) 250,000 shares of our common stock held by Mr. Bakewell's spouse as trustee of a trust, (ii) 92,300 shares held by Mr. Bakewell as trustee of a trust, (iii) 158,347 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iv) 2,753 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(6)
Consists of (i) 16,564 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 2,753 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(7)
Consists of (i) 158,347 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 2,753 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(8)
Consists of (i) 43,948 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 3,149 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(9)
Consists of (i) 905,000 shares of our common stock held directly, (ii) 44,170 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iii) 2,753 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(10)
Consists of (i) 811,441 shares of our common stock held directly and (ii) 556,183 shares of our common stock held by James T. Treace’s spouse.
(11)
Consists of (i) 4,080 shares of our common stock held directly and (ii) 137,925 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(12)
Consists of (i) 18,148 shares of our common stock held directly, (ii) 2,400 shares of our common stock held by Mr. Hair's dependent children, and (iii) 551,507 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(13)
Includes (i) 1,988,087 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date and (ii) 20,063 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We submit all applicable Section 16(a) filing requirements on behalf of our executive officers and directors. To our knowledge, based solely on the reports filed by us, copies of such reports furnished to us and written representations made by our executive officers and directors regarding their filing obligations, all Section 16(a) filing requirements applicable to our executive officers and directors were satisfied with respect to the fiscal year ended December 31, 2023, except for one transaction for Mr. Bays which was filed late on one Form 4 and four transactions on a single day in 2022 for Mr. James T. Treace which were filed late on one Form 4.

STOCKHOLDER PROPOSALS FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Stockholders wishing to include proposals in the proxy materials in relation to our 2025 annual meeting of stockholders must submit the proposal in writing so that it is received by the Company on or before December 3, 2024. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals and with the procedures set forth in our Bylaws. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2025 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Stockholders who intend to present a proposal at the 2025 annual meeting, outside the processes of Rule 14a-8 under the Exchange Act and thereby without including such proposal in our proxy statement, must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in our Bylaws. To be timely, such written notice must be received by our Corporate Secretary at our executive offices (Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081) no earlier than January 21, 2025 and no later than February 20, 2025. However, if the date of the 2025 annual meeting is earlier than April 21, 2025 or later than July 20, 2025, notice by the stockholder (in order to be timely) must be received not later than the 90th day before the 2025 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2025 annual meeting was first made. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 22, 2025. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
SHARING AN ADDRESS

We have adopted a procedure approved by the SEC called "householding." Under this procedure, we deliver a single copy of the Internet Notice and, if applicable, our proxy materials to stockholders of record who share the same address, unless we have received contrary instructions from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and receive only a single copy of the Internet Notice or, if applicable, our proxy materials, but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc., by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department and an additional copy of the materials will be promptly delivered to you. Similarly, if you receive multiple copies of the Internet Notice or, if applicable, the proxy materials but would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. Beneficial owners should contact their broker, bank or other nominee to request information about householding procedures.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and this proxy statement. If any other matters are properly brought before the Annual Meeting and you have properly submitted a proxy, the persons named in the accompanying proxy as proxy holders will have the discretion to vote all proxies on such matters for you.

By Order of the Board of Directors,

Scot M. Elder Chief Legal and Compliance Officer, Corporate Secretary

April 2, 2024

Treace Medical Concepts, Inc.

100 Palmetto Park Place

Ponte Vedra, Florida 32081

TREACE Medical Concepts, Inc.

SCAN TO VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35014-P05695 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TREACE MEDICAL CONCEPTS, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) John K. Bakewell
02) Richard W. Mott
03) John T. Treace

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. Approval, on an advisory, non-binding basis, of the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:	1 Year	2 Years	3 Years	Abstain
3. Approval, on an advisory, non-binding basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

NOTE: Such other business that may properly come before the meeting or any adjournments or postponements thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR Item 1, Item 2 and Item 4, and 1 Year on Item 3.** If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTE TREACE MEDICAL CONCEPTS, INC. 203 FT WADE RD SUITE 150 PONTE VEDRA, FL 32081 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions toyour records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TMCI2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D74138-P70376 To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. TREACE MEDICAL CONCEPTS, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! Vote on Directors 1. Election of Directors Nomineesortant Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D74139-P70376 TREACE MEDICAL CONCEPTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 17, 2022 The Stockholder(s) hereby appoint(s) Mark L. Hair and Jaime A. Frias, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treace Medical Concepts, Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of SOPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

V35015-P05695

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS INDICATED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE